Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

As of November 30, 2018

Name of the Subsidiary	State or Country in Which Organized

2117974 Ontario Inc.	Canada
Afina Peru, S.A.C.	Peru
Afina Sistemas Informaticos Limitada	Chile
Afina Sistemas Informaticos, S.L	Spain
Afina Sistemas, Sociedade Ltda.	Brazil
Afina Venezuela, C.A.	Venezuela
Afina, S.R.L.	Argentina
Afinasis, S.A. de C.V.	Mexico
Asset Ohio Fourth Street LLC	Ohio, U.S.A.
Beijing Jumeng Technology Development Ltd.	China
BPO Holdco Coöperatief U.A.	Netherlands
Brazil HoldCo Limited	United Kingdom
Brite Voice Systems, LLC	Kansas, U.S.A.
CNX Services Jamaica Limited	Jamaica
ComputerLand Corporation	California, U.S.A.
Comstor Colombia S.A.S.	Colombia
Concentrix Hungary KFT	Hungary
Concentrix (Canada) Limited	Canada
Concentrix Brazil Outsourcing of Processes,
Administrative Services and Technologies to Enterprises Ltda.	Brazil
Concentrix Business Services UK Limited	United Kingdom
Concentrix Coop Holdco Limited	Bermuda
Concentrix Corporation	New York, U.S.A.
Concentrix Costa Rica, S.A.	Costa Rica
Concentrix CRM Services Germany GmbH	Germany
Concentrix CRM Services Hungary Kft	Hungary
Concentrix CRM Services RO S.R.L.	Romania
Concentrix CRM Services UK Limited	United Kingdom
Concentrix CVG Corporation	Delaware, U.S.A.
Concentrix CVG Customer Management Delaware LLC	Delaware, U.S.A.
Concentrix CVG Delaware International Inc.	Delaware, U.S.A.
Concentrix CVG Global Services AZ, Inc.	Arizona, U.S.A.
Concentrix CVG LLC	Texas, U.S.A.
Concentrix Daksh Services India Private Limited	India

Name of the Subsidiary	State or Country in Which Organized
Concentrix Daksh Services Philippines Corporation	Philippines
Concentrix Europe Limited	United Kingdom
Concentrix Free Trade Zone, S.A.	Costa Rica
Concentrix GBS Limited	Bermuda
Concentrix Global Holdings, Inc.	Delaware, U.S.A.
Concentrix Gmbh	Austria
Concentrix HK Limited	Hong Kong, China
Concentrix Insurance Administration Solutions Corporation	South Carolina, U.S.A.
Concentrix Investment Holdings Corporation	British Virgin Islands
Concentrix Investment Holdings Singapore 1 Pte. Ltd	Singapore
Concentrix Investment Holdings Singapore 2 Pte. Ltd	Singapore
Concentrix Investment Holdings Singapore 3 Pte. Ltd	Singapore
Concentrix Logistics Corporation	British Virgin Islands
Concentrix Management Holding GmbH & Co. KG	Germany
Concentrix México, S. de R.L. de C.V	Mexico
Concentrix New (BVI) Corporation	British Virgin Islands
Concentrix NewHK Limited	Hong Kong, China
Concentrix Nicaragua S.A.	Nicaragua
Concentrix Services (Colombia) S.A.S.	Colombia
Concentrix Services (Dalian) Co., Ltd.	China
Concentrix Services (Germany) GmbH	Germany
Concentrix Services (Ireland) Limited	Ireland
Concentrix Services (Netherlands) B.V.	Netherlands
Concentrix Services (New Zealand) Limited	New Zealand
Concentrix Services (Poland) spólka z o.o.	Poland
Concentrix Services (Saudi Arabia) Corporation LLC	Saudi Arabia
Concentrix Services (Singapore) Pte. Ltd.	Singapore
Concentrix Services (Thailand) Co., Ltd	Thailand
Concentrix Services (Uruguay) S.A.	Uruguay
Concentrix Services Bulgaria EOOD	Bulgaria
Concentrix Services Corporation	British Virgin Islands
Concentrix Services Holdco (Netherlands) B.V.	Netherlands
Concentrix Services India Private Limited	India
Concentrix Services Korea Limited	South Korea
Concentrix Services Mexico, Sociedad Anonima De Capital Variable	Mexico
Concentrix Services Philippines, Inc.	Philippines
Concentrix Services Portugal, Sociedade Unipessoal, LDA	Portugal
Concentrix Services Pty Ltd	Australia
Concentrix Services Pty Ltd ROHQ	Philippines
Concentrix Services Slovakia s.r.o.	Slovakia
Concentrix Services Spain, S.L.U.	Spain

Name of the Subsidiary	State or Country in Which Organized
Concentrix Services UK Limited	United Kingdom
Concentrix Services US, Inc.	Delaware, U.S.A.
Concentrix Technologies (India) Private Limited	India
Concentrix Technologies Limited	United Kingdom
Concentrix Technologies Services (Canada) Limited	Canada
Concentrix Technology FZ-LLC	United Arab Emirates
Concentrix VN Technologies Services Company Limited	Vietnam
Convergys (Mauritius) Ltd	Mauritius
Convergys (Suzhou) Information Consulting Co., Limited	China
Concentrix Beteiligungen GmbH	Germany
Convergys CMG Canada ULC	Canada
Convergys CMG Insurance Services LLC	Ohio, U.S.A.
Concentrix CVG CMG UK Limited	United Kingdom
Concentrix CVG Customer Management Australia Pty. Ltd.	Australia
Convergys Customer Management Colombia S.A.S.	Colombia
Convergys Customer Management Group Canada Holding Inc.	Delaware, U.S.A.
Convergys Customer Management International Inc.	Ohio, U.S.A.
Convergys Customer Management Mexico S. de R.L. de C.V.	Mexico
Concentrix CVG Customer Management Group Inc.	Ohio, U.S.A.
Concentrix Duisburg GmbH	Germany
Concentrix Düsseldorf GmbH	Germany
Convergys Egypt Limited Liability Company	Egypt
Concentrix Frankfurt a. M. GmbH	Germany
Convergys Funding Inc.	Kentucky, U.S.A.
Concentrix Gera GmbH	Germany
Convergys Global Services El Salvador, S.A. de C.V.	El Salvador
Convergys Global Services GmbH	Germany
Convergys Global Services Honduras, S.A.	Honduras
Convergys Global Services Hong Kong Limited	Hong Kong, China
Convergys Government Solutions LLC	Ohio, U.S.A.
Convergys Group Limited	United Kingdom
Convergys Group Servicios de Apoyo Informatico, S.L.	Spain
Concentrix Halle GmbH	Germany
Convergys Holdings (GB) Limited	United Kingdom
Convergys Holdings (UK) Ltd.	United Kingdom
Convergys Hungary Kft.	Hungary
Convergys India Services Private Limited	India
Concentrix CVG Intelligent Contact Ltd.	United Kingdom
Convergys International Bulgaria EOOD	Bulgaria
Convergys International Europe B.V.	Netherlands
Convergys International GmbH	Germany

Name of the Subsidiary	State or Country in Which Organized
Convergys International Holding Ltd.	Bermuda
Convergys International Inc.	Delaware, U.S.A.
Convergys International Nordic AB	Sweden
Convergys International Services Europe B.V.	Netherlands
Convergys International Sp. Z.o.o.	Poland
Convergys Ireland Contact Services Limited	Ireland
Convergys Ireland Limited	Ireland
Convergys Italy S.R.L.	Italy
Convergys Learning Solutions LLC	Delaware, U.S.A.
Concentrix Leipzig GmbH	Germany
Convergys Malaysia (Phillipines) Sdn. Bhd.	Malaysia
Convergys Malaysia Sdn. Bhd.	Malaysia
Concentrix Münster GmbH	Germany
Convergys Netherlands Investments B.V.	Netherlands
Convergys Nicaragua, S.A.	Nicaragua
Concentrix Osnabrück GmbH	Germany
Convergys Philippines, Inc.	Philippines
Concentrix Rechenzentrum GmbH	Germany
Convergys Romania S.R.L.	Romania
Concentrix Schwerin GmbH	Germany
Convergys Services Denmark ApS	Denmark
Concentrix Services GmbH	Germany
Convergys Services Singapore Pte. Ltd.	Singapore
Convergys Singapore Holdings Pte. Ltd.	Singapore
Convergys Software Service (Beijing) Ltd.	China
Convergys South Africa (Pty) Ltd.	South Africa
Convergys Verwaltungs GmbH	Austria
Concentrix Wismar GmbH	Germany
Concentrix Wuppertal GmbH	Germany
CyberLogistics Corporation	Japan
Dalian Jumeng Technology Development Ltd.	China
Digital Think (India) Pvt. Ltd.	India
Edify LLC	Delaware, U.S.A.
EMJ America, Inc.	North Carolina, U.S.A.
Encore Receivable Management, Inc.	Kansas, U.S.A.
eTelecare Global Solutions - UK, Ltd.	United Kingdom
eTelecare Philippines, Inc.	Philippines
Foshan Jumeng Information Technology Service Co., Ltd	China
GLS Software S. de R.L.	Panama
Guiyang Jumeng Technology Development Ltd.	China
Hyve IT Solutions Israel Ltd	Israel

Name of the Subsidiary	State or Country in Which Organized
Hyve IT Solutions South Africa (PTY) Ltd.	South Africa
Hyve Solutions (Taiwan) Corporation	Taiwan
Hyve Solutions Beijing Information Technologies Ltd	China
Hyve Solutions Canada Limited	Canada
Hyve Solutions China Limited	China
Hyve Solutions Corporation	California, U.S.A.
Hyve Solutions Europe Limited	United Kingdom
Hyve Solutions HK Limited	Hong Kong, China
Hyve Solutions Holding Company Limited	United Kingdom
Hyve Solutions India LLP	India
Hyve Solutions Japan K.K.	Japan
Hyve Solutions Korea Limited	South Korea
Hyve Solutions Malaysia SDN.BHD.	Malaysia
Hyve Solutions New Zealand Limited	New Zealand
Hyve Solutions Singapore Pte. Ltd	Singapore
Hyve Solutions US Global Holding Corporation	Delaware, U.S.A.
Infotec SYNNEX Holdings K.K.	Japan
Intervoice Acquisition Subsidiary, Inc.	Nevada, U.S.A.
Intervoice Colombia Ltda.	Colombia
Intervoice do Brasil Comércio Serviços e Participações Ltda.	Brazil
Intervoice GmbH	Germany
Intervoice GP, Inc.	Nevada, U.S.A.
Intervoice Limited	United Kingdom
Intervoice Limited Partnership	Nevada, U.S.A.
Intervoice LP, Inc.	Nevada, U.S.A.
Intervoice Pte. Ltd.	Singapore
Japan Concentrix KK	Japan
Lasting Holdings Corporation	California, U.S.A.
LATAM HoldCo Limited	United Kingdom
License Online, Inc	California, U.S.A.
Minacs Mexico S. de R.L. de C.V.	Mexico
Pegasus Telecom LLC	Delaware, U.S.A.
PT Concentrix Services Indonesia	Indonesia
PT Convergys Customer Management Indonesia	Indonesia
SCGS (Malaysia) SDN. BHD.	Malaysia
Sennex Enterprises Limited	Hong Kong, China
Servicios Afinasis S.A. de C.V.	Mexico
SGS Holdings, Inc.	Delaware, U.S.A.
SGS Tunisie S.A.R.L.	Tunisia
Shenzhen Shunrong Telecommunication Technologies Ltd.	China
Sichuan 86Bridge Information Technology Ltd.	China

Name of the Subsidiary	State or Country in Which Organized
SIT Funding Corporation	Delaware, U.S.A.
Stream Business Process Outsourcing South Africa (Proprietary) Ltd.	South Africa
Stream Contact Tunisie S.A.R.L.	Tunisia
Stream Florida Inc.	Delaware, U.S.A.
Stream Global Services - US, Inc.	Delaware, U.S.A.
Stream Global Services Danmark ApS	Denmark
Stream Global Services, Inc.	Delaware, U.S.A.
Stream Holdings Corporation	Delaware, U.S.A.
Stream New York Inc.	Delaware, U.S.A.
Stream Tunisie, S.A.R.L.	Tunisia
Suzhou Ke Wei Xun Information Services Co. Ltd.	China
SYNNEX Canada Limited	Canada
SYNNEX de México, S.A. de C.V.	Mexico
SYNNEX Finance Hybrid II, LLC	California, U.S.A.
SYNNEX Information Technologies (Beijing) Ltd.	China
SYNNEX Information Technologies (Chengdu) Ltd.	China
SYNNEX Information Technologies (China) Ltd.	China
SYNNEX Infotec Corporation	Japan
SYNNEX Servicios, S.A. de C.V.	Mexico
SYNNEX Software Technologies (HK) Limited	Hong Kong, China
SYNNEX-Concentrix UK Limited	United Kingdom
The Global Email Trustee Limited	United Kingdom
Tigerspike FZ-LLC	United Arab Emirates
Tigerspike Holdings Pty Ltd	Australia
Tigerspike Co., Ltd	Japan
Tigerspike Ltd	United Kingdom
Tigerspike Products Pte. Ltd.	Singapore
Tigerspike Pte. Ltd.	Singapore
Tigerspike Pty Ltd	Australia
Tigerspike, Inc.	Delaware, U.S.A.
Velami Holdings Corporation	Philippines
Vietnam Concentrix Services Company Limited	Vietnam
Westcon Brasil, Ltda.	Brazil
Westcon CALA, Inc.	Delaware, U.S.A.
Westcon Canada Systems (WCSI) Inc.	Canada
Westcon Corporation Ecuador WCE Cia. Ltda	Ecuador
Westcon Group Colombia Limitada	Colombia
Westcon Group Costa Rica S.A.	Costa Rica
Westcon Group El Salvador, S.A. de C.V.	El Salvador
Westcon Group Guatemala S.A.	Guatemala
Westcon Group Inc.	Delaware, U.S.A.

Name of the Subsidiary	State or Country in Which Organized
Westcon Group North America, Inc.	New York, U.S.A.
Westcon Group Panama S.A.	Panama
Westcon Mexico, S.A. de C.V.	Mexico
WG-UK Holding Company Limited	United Kingdom
WG-US HoldCo Inc	Delaware, U.S.A.
Xi'an Jumeng Technologies Development Ltd	China